[GRAPHIC OMITTED]

                    COMMERCIAL - INDUSTRIAL - INVESTMENT
                          REAL ESTATE PURCHASE CONTRACT


This is a legally binding Contract. It has been prepared for the use of COLLIERS CRG in transactions involving agents' clients or customers. As such the Contract is intended to represent a reasonable effort to balance the interests of Buyer and Seller. Nonetheless, the Buyer and the Seller may legally agree in writing to alter or delete provisions of this form. Seek legal or tax advice from your attorney or tax advisor before entering into a binding contract.


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                            EARNEST MONEY RECEIPT


The Buyer Darwin Datwyler offers to purchase the Property described below and delivers as Earnest Money Deposit $ 5,000.00 in the form of a check to be deposited within three business days after Acceptance of this offer to purchase by all parties to: |_| the Brokerage |X| the Title/Escrow Company identified below.

Brokerage or Title/Escrow Company: First American Title Company,
Attn: Branden Faber
Address _2825 East Cottonwood Parkway,
Suite 400, Salt Lake, UT   84121

Received by                     on             (date) Phone Number
           ---------------------  -------------                   --------------
(if Title/Escrow Company) for deposit no later than (date)   3 days following
full execution hereto.
                      ----------------------------------------------
| |
   -----------------------------------------------------------------------------


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                               OFFER TO PURCHASE

1.  PROPERTY: Dynatech International Building 50,123
Address: 3820 West Great Lakes Dr.

City:    West Valley  County: Salt Lake   State:    UT

For legal description, see: | | attached Addendum #
                                                   ------------
                  |X| preliminary title report when available as provided below.

         1.1 Included Items. Unless excluded herein, this sale shall include all fixtures presently attached to the Property. The following personal property shall also be included in this sale and conveyed under separate Bill of Sale with warranties as to title: All personal property on site owned by Seller used in conjunction with property operations and maintenance. .

         1.2  Excluded Items.  These items are excluded from this sale: None.
                                                                        --------

2. PURCHASE PRICE AND FINANCING. Buyer agrees to pay for the Property as follows:

$ 5,000.00        Earnest Money Deposit

$                 Loan Proceeds:
 ---------------  | |Representing  the liability to be assumed by Buyer under an
                  existing assumable loan | | with | | without Seller being released of liability. Any net differences between the approximate balance of the loan shown above and the actual balance at Closing shall be then adjusted in cash.

                  | |From new institutional financing on terms no less favorable to the Buyer than the following: __________ (interest rate for first period prior to adjustment, if any); __________ (amortization period); __________ (term). Other than these, the loan terms shall be the best obtainable under the loan for which the Buyer applies below.

                  | |From seller-held financing, as described in the attached Seller Financing Addendum.

                  | |   Other
                             ---------------------------------------------------
$                 Other:
 ---------------         -------------------------------------------------------
$ 3,095,000.00    Balance of purchase price in cash at closing

$ 3,100,000.00    TOTAL PURCHASE PRICE

3. CLOSING. This transaction shall be closed the thirty first day from the end of the Due diligence period as specified in 7.3a. Closing shall occur when: (a) Buyer and Seller have signed and delivered to each other (or to the escrow/title company), all documents required by this Contract, by the Lender, by written escrow instructions signed by the Buyer and the Seller, and by applicable law;
(b) the monies required to be paid under these documents have been delivered to the escrow/title company in the form of collected or cleared funds; and (c) the deed which the Seller has agreed to deliver under Section 6 has been recorded. Seller and Buyer shall each pay one-half of the escrow Closing fee, unless otherwise agreed by the parties in writing. Taxes and assessments for the current year, rents, and interest on assumed obligations shall be prorated as set forth in this Section. All deposits on tenancies shall be transferred to Buyer at Closing. Prorations set forth in this Section shall be made as of |_|
date of Closing; |X| date of possession; | | other                          .
                                                   -------------------------

4. POSSESSION. Seller shall deliver possession to Buyer within five (5) hours after Closing.

5. CONFIRMATION OF AGENCY DISCLOSURE. At the signing of this Contract the listing agent Dell Nichols/ANA Development represents |X| Seller | | Buyer, and the selling agent Tom Kirk/ANA Development represents | |Seller |X| Buyer. Buyer and Seller confirm that prior to signing this Contract written disclosure of the agency relationship was provided to him/her.
(   DRD    )  Buyer's initials       (          )  Seller's initials

6. TITLE TO PROPERTY AND TITLE INSURANCE. (a) Seller has, or shall have at Closing, fee title to the Property and agrees to convey such title to Buyer by |X| general | | special warranty deed, free of financial encumbrances as warranted under Section 10.6; (b) Seller agrees to pay for, and furnish Buyer at Closing with, a current standard form owner's policy of title insurance in the amount of the TOTAL PURCHASE PRICE; (c) the title policy shall conform with Seller's obligations under subsections (a) and (b). Unless otherwise agreed under subsection 8.4, the commitment shall conform with the title insurance commitment provided under Section 7.1.

         |X| The Buyer may elect to obtain a full-coverage extended ALTA policy of title insurance under (b). The costs of this coverage above that of a standard owner's policy shall be paid for by the | | Buyer |X| Seller. Also the cost of a full-coverage ALTA survey shall be paid for by the | | Buyer |X| Seller. See also 7.3 (c).

7.  SPECIFIC UNDERTAKINGS OF SELLER AND BUYER.

         7.1 SELLER DISCLOSURES. The Seller will deliver to the Buyer the following Seller Disclosures no later than the number of calendar days indicated below which shall be after Acceptance:

|X|  (a)  a Seller property condition disclosure for the Property,        (days)
     signed and dated by Seller:                                             10
|X|  (b)  a commitment for the policy of title insurance required under Section 6, to be issued by the title insurance company, including copies of all documents listed as Exceptions on
     the Commitment;                                                         10
| |  (c) a copy of all loan documents  relating to any loan now existing  which will encumber the Property  after Closing;
|X|  (d) a copy of all leases and  rental  agreements  now in effect
     with regard to the Property  together with a current rent roll;         10
|X|  (e) operating statements of the Property for its last 3 full fiscal years of operation plus the current fiscal year through
     June 30, certified by the Seller or by an independent auditor;          10
| |  (f)   tenant estoppel agreements.                        See 7.3 (b) below.
| | (g) a copy of the most recent survey of the Property which the Seller possesses, if any.

Seller agrees to pay any charge for cancellation of the title commitment provided under subsection (b).

         If Seller does not provide any of the Seller Disclosures within the time periods agreed above, the Buyer may either waive the particular Seller Disclosure requirement by taking no timely action or the Buyer may notify the Seller in writing within __30___ calendar days after the expiration of the particular disclosure time period that the Seller is in Default under this Contract and that the remedies under Section 16 are at the Buyer's disposal. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Buyer's written notice, return to the Buyer the Earnest Money Deposit without the requirement of further written authorization from the Seller.

         7.3  ADDITIONAL DUE DILIGENCE.

         (a) Notwithstanding any provision elsewhere in this Contract to the contrary, the Buyer has _90_ days after the Offer Acceptance Date within which to conduct economic, architectural and engineering studies; obtain environmental audits and government permits; and perform other tests and studies as the Buyer wishes. If within this time period the Buyer in its sole discretion wishes to void this Contract, the Buyer may do so by providing the Seller with written notice to that effect within the same time period. Whereupon, the Seller shall release, or authorize the release of, any Earnest Money deposited by the Buyer and the parties shall be released of all further obligation under this Contract.

         (b) The time period for the Seller's providing and the Buyer's reviewing tenant estoppels is fifteen calendar days, respectively, befor closing.

         (c) If the Seller has agreed to provide a survey under paragraph 6 above, the Buyer must receive it no later than 15 calendar days before the expiration of the time period stated in 7.3 (a) above. If the Seller has not agreed to provide a survey under paragraph 6 above, the Buyer may obtain a survey and approve it within the time period stated in 7.3 (a) above.

Seller agrees to cooperate fully with Buyer's completing these due diligence matters and to make the Property available as is reasonable and necessary for the same.

8. CONTINGENCIES. This offer is subject to the Buyer's approving in its sole discretion the Seller Disclosures, the Buyer Undertakings and Additional Due Diligence matters in Section 7. However, the Buyer's discretion in approving the terms of the loan under section 7.2(b) is subject to Buyer's covenant with regard to minimally acceptable financing terms under Section 2.

         8.1 Buyer shall have  30   calendar  days after the times  specified in
Section 7.1 and 7.2 (except for tenant estoppels) to review the content of the Seller Disclosures and the outcome of the Buyer Undertakings. The times stated in 7.3 (a) and (b) apply to the diligence items which those paragraphs address.

         8.2 If Buyer does not deliver a written objection to Seller regarding a Seller Disclosure, Buyer Undertaking or Due Diligence matter within the times provided, those items will be deemed approved by Buyer and the Buyer shall have no right to cancel with regard to those items beyond the applicable dates.

         8.3 If Buyer objects, Buyer and Seller shall have _10_ calendar days after receipt of the objections to resolve Buyer's objections. Seller may, but shall not be required to resolve Buyer's objections. Likewise, the Buyer is under no obligation to accept any resolution proposed by the Seller. If Buyer's objections are not resolved within the stated time, Buyer may void this Contract by providing written notice to Seller within the same stated time.

         8.4 The holder of the Earnest Money Deposit shall, upon receipt of a copy of Buyer's written notice, return to Buyer the Earnest Money Deposit without the requirement of any further written authorization from Seller. If this Contract is not voided by Buyer, Buyer's objection is deemed to have been waived. However, this waiver does not affect warranties under Section 10.

         8.5 Resolution of Buyer's objections under Section 8.3 shall be in writing and shall become part of this Contract. After the latest of the dates which apply under this Section 8, the Buyer's EARNEST MONEY DEPOSIT SHALL BE NONREFUNDABLE EXCEPT IN THE CASE OF DEFAULT BY THE SELLER AS ADDRESSED IN PARAGRAPH 16 BELOW.

  9. SPECIAL CONTINGENCIES. This offer is made subject to the terms of attached Addendum # 1 which is incorporated into this Contract by this reference.

10. SELLER'S LIMITED WARRANTIES. Seller's warranties to Buyer regarding the Property are limited to the following:

         10.2 Seller will deliver possession of the Property to Buyer with the plumbing, plumbed fixtures, heating, cooling, ventilating, electrical and sprinkler (indoor and outdoor) systems, appliances and fireplaces in working order;
         10.3 Seller will deliver possession of the Property to Buyer with the roof and foundation free of leaks known to Seller;
         10.6     At   Closing,   Seller  will  bring   current  all   financial
         obligations encumbering the Property which are assumed in writing by Buyer and will discharge all such obligations which Buyer has not so assumed;
         10.7 As of Closing, Seller has no knowledge of any claim or notice of an environmental, building or zoning code violation regarding the Property which has not been resolved.

11. VERIFICATION OF WARRANTED AND INCLUDED ITEMS. After all contingencies have been removed and before Closing, the Buyer may conduct a "walk-through" inspection of the Property to determine whether or not items warranted by Seller in Section , 10.2, 10.3 and are in the warranted condition and to verify that items included in Section 1.1 are presently on the Property. If any item is not in the warranted condition, Seller will correct, repair or replace it as necessary or, with the consent of Buyer and (if required) Lender, escrow an amount at Closing to provide for such repair or replacement. The Buyer's failure to conduct a "walk-through" inspection or to claim during the "walk-through" inspection that the Property does not include all items referenced in Section
1.1 or is not in the condition warranted in Section 10, shall constitute a waiver of Buyer's rights under Section 1.1 and of the warranties contained in
Section 10.

12. CHANGES DURING TRANSACTION. Seller agrees that no changes in any existing leases shall be made, no new leases entered into, and no substantial alterations or improvements to the Property shall be undertaken without the written consent of the Buyer.

13. AUTHORITY OF SIGNERS. If Buyer or Seller is a corporation, partnership, trust, estate or other entity, the person signing this Contract on its behalf warrants his or her authority to do so and to bind Buyer or Seller and the heirs or successors in interest to Buyer or Seller. If the Seller is not the vested owner of the Property but has control over the vested owner's disposition of the Property, the Seller agrees to exercise this control and deliver title under this Contract as if it had been signed by the vested owner.

14. COMPLETE CONTRACT. This instrument (together with its addenda, any attached exhibits, and Seller Disclosures) constitutes the entire Contract between the parties and supersedes all prior dealings between the parties. This Contract cannot be changed except by written agreement of the parties.

15. DISPUTE RESOLUTION. The parties agree that any dispute or claim relating to this Contract, including but not limited to the disposition of the Earnest Money Deposit and the breach or termination of this Contract, shall first be submitted to mediation in accordance with the Utah Real Estate Buyer/Seller Mediation Rules of the American Arbitration Association. Each party agrees to bear its own costs of mediation. Any agreement signed by the parties pursuant to the mediation shall be binding. If mediation fails, the procedures applicable and remedies available under this Contract shall apply. Nothing in this Section shall prohibit the Buyer from seeking specific performance by the Seller by filing a complaint with the court, serving it on the Seller by means of summons or as otherwise permitted by law, and recording a lis pendens with regard to the action; provided that the Buyer permits the Seller to refrain from answering the complaint pending mediation. Also the parties may agree in writing to waive mediation.

16. DEFAULT. If Buyer defaults, Seller may elect to either retain the Earnest Money Deposit as liquidated damages or to return the Earnest Money Deposit and sue Buyer to enforce Seller's rights. If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer may elect to either accept from Seller as liquidated damages a sum equal to the Earnest Money Deposit or sue Seller for specific performance and/or damages. If Buyer elects to accept the liquidated damages, Seller agrees to pay the liquidated damages to Buyer upon demand. Where a Section of this Contract provides a specific remedy, the parties intend that the remedy shall be exclusive regardless of rights which might otherwise be available under common law.

17. ATTORNEY'S FEES. In any action arising out of this Contract, the prevailing party shall be entitled to costs and reasonable attorney's fees.

18. DISPOSITION OF EARNEST MONEY. The Earnest Money Deposit shall not be released unless it is authorized by: (a) Sections 7.1, 7.2, 7.3 and 8.3; (b) separate written agreement of the parties including an agreement under Section 15 if (a) does not apply; or (c) court order.

19. ABROGATION. Except for Sections 10, 13, 15, 17 and 19 of this Contract, the provisions of this Contract shall not apply after Closing.

20. RISK OF LOSS. All risk of loss or damage to the Property shall be borne by Seller until Closing.

21. TIME IS OF THE ESSENCE. Time is of the essence regarding the dates set forth in this transaction. Extensions must be agreed to in writing by all parties. Performance under each Section of this Contract which references a date shall be required absolutely by 5:00 P.M., Mountain Time on the stated date.

22. COUNTERPARTS AND FACSIMILE (FAX) DOCUMENTS. This Contract may be signed in counterparts, and each counterpart bearing an original signature. Also facsimile transmission of any signed original document and retransmission of any signed facsimile transmission shall be the same as delivery of an original.

23. ACCEPTANCE. Acceptance occurs when Seller or Buyer, responding to an offer or counteroffer of the other: (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or the other party's agent that the offer or counteroffer has been signed as required.

24. OFFER AND TIME FOR ACCEPTANCE. Buyer offers to purchase the Property on the above terms and conditions. If Seller does not accept this offer by 5:00 | | AM |X|PM Mountain Time, July 21, 1999 this offer shall lapse; and the holder of the Earnest Money Deposit shall return it to the Buyer.



July 16, 1999
(Offer Reference Date)



(IF COMPANY BUYER)                          (IF INDIVIDUAL BUYER)

Company name:                                /s/
             -----------------------------  ------------------------------------
                                            (Buyer's Signature)

By:                                          Darwin Datwyler
   ---------------------------------------  ------------------------------------
                                            (Print Buyer's Name)

Its:
    --------------------------------------

Address:
        ----------------------------------  ------------------------------------
                                            (Buyer's Signature)
        ----------------------------------
                                            ------------------------------------
Phone:                                      (Print Buyer's Name)
      ------------------------------------


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                     ACCEPTANCE / REJECTION / COUNTER OFFER

| | Acceptance of Offer to Purchase: Seller Accepts the foregoing offer on the terms and conditions specified above.


(IF COMPANY SELLER)                         (IF INDIVIDUAL SELLER)

Company name:                                /s/
             -----------------------------  ------------------------------------
                                            (Seller's Signature)

By:
   ---------------------------------------  ------------------------------------
                                            (Print Seller's Name)

Its:
    --------------------------------------

Address:
        ----------------------------------  ------------------------------------
                                            (Seller's Signature)
        ----------------------------------
                                            ------------------------------------
Phone:                                      (Print Seller's Name)
      ------------------------------------

|X|  Rejection:     Seller Rejects the foregoing offer.

     PAB                       7-19-99                   8:55 AM
-------------------      --------------------     -------------------
(Seller's Initials)      (Date)                   (Time)



| | Counteroffer: Seller presents for Buyer's Acceptance the terms of Buyer's offer subject to the exceptions or modifications as specified in the attached Counter Offer # 1.


PAB (1)  3,250,000 purchase price.
PAB (2) Closing shall be no later than 60 days from Inl date of counteroffer.







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                               DOCUMENT RECEIPT

| |  I acknowledge receipt of a final copy of this Real Estate Purchase Contract
     dated                          bearing all signatures, between

                              (buyer) and                              (seller).
------------------------------            -----------------------------

SELLER                                    BUYER


-------------------------------------     --------------------------------------
Authorized Signature for Seller           Authorized Signature for Buyer

-------------------------------------     --------------------------------------
Print Name                                Print Name



| |  I personally caused a final copy of this Real Estate Purchase Contract
     dated                   bearing all signatures,  between

                              (buyer) and                              (seller),
------------------------------            -----------------------------
to be mailed on                         (date) by certified United States Mail,
return receipt attached, to   | | Buyer      | | Seller.

Sent by:

                                 ADDENDUM # 1
                      REAL ESTATE PURCHASE CONTRACT

         This is an ADDENDUM/ to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Referenced Date of July 16 ,1999 , including addenda and counter
offers         between Darwin Datwyler or assigns, as Buyer, and Dynatech
International, as  Seller  on  the   property   located   at 3820   West  Great
Lakes Dr.

The following terms are hereby incorporated as part of the REPC, and to the extent these terms modify or conflict with any provisions of the REPC, these terms shall control. All other terms of the REPC not modified shall remain the same.


1. Seller shall provide a Phase I environmental report at its cost and expense certified to Buyer which report must be acceptable to Buyer.

2. Seller shall provide Buyer with all documentation, plans and specs, or other information pertaining to the subject property which it may have in it's possession.

3. Buyer's obligation to close is specifically contingent upon the execution by Seller & by Buyer of an absolute net Lease for Seller's continued occupation of the property at a base rent figure of $0.515 psf/mo for a period of 20 years and other terms and conditions acceptable to Buyer.

4. It is understood and agreed between the parties hereto that Buyer may elect to facilitate a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code regarding the purchase and/or sale of the Subject Property. The parties, hereto, agree to fully cooperate, one with the other, in executing whatever additional documents or amendments may be required to property effect said tax-deferred exchange, provided that Seller shall incur no liability or cost therefrom.

5. In the event Buyer has not satisfied all the conditions within the ninety (90) days provided, and Buyer has so advised the Seller, then the Buyer shall have two options to extend the due diligence period for thirty (30) days periods by written notice from Buyer to Seller per each thirty (30) day period.



|X| Seller o Buyer shall have until 5:00 | | A.M. |X| P.M. Mountain Time, July 19, 1999, to accept these terms in accordance with Section 23 of the REPC. Unless so accepted, this offer shall lapse.

(IF COMPANY SELLER/BUYER)                   (IF INDIVIDUAL SELLER/BUYER)


Company name:                                /s/
             -----------------------------  ------------------------------------
                                            (Seller's/Buyer's Signature)

By:
   ---------------------------------------  ------------------------------------
                                            (Print Seller's/Buyer's Name)

Its:
    --------------------------------------

Address:
        ----------------------------------  ------------------------------------
                                            (Seller's/Buyer's Signature)
        ----------------------------------
                                            ------------------------------------
Phone:                                      (Print Seller's/Buyer's Name)
      ------------------------------------


--------------------------------------------------------------------------------

                       ACCEPTANCE/REJECTION/COUNTER OFFER

CHECK ONE:   | | Acceptance:   | | Seller  | | Buyer hereby accepts these terms.

(IF COMPANY SELLER/BUYER)                   (IF INDIVIDUAL SELLER/BUYER)


Company name:                                /s/
             -----------------------------  ------------------------------------
                                            (Seller's/Buyer's Signature)

By:
   ---------------------------------------  ------------------------------------
                                            (Print Seller's/Buyer's Name)

Its:
    --------------------------------------

Address:
        ----------------------------------  ------------------------------------
                                            (Seller's/Buyer's Signature)
        ----------------------------------
                                            ------------------------------------
Phone:                                      (Print Seller's/Buyer's Name)
      ------------------------------------

|X|  Rejection:  |X|  Seller | | Buyer  rejects these terms.

     PAB                      7-19-99        8:35 AM
Seller's Initials                Date         Time

|X| Counter Offer: |X| Seller | | Buyer presents as a counter offer the terms set forth on the attached Counter Offer # 1.

PAB  (1)  3,250,000 purchase price

PAB  (2)  Closing shall be no later than 60 day from the date of counteroffer.


--------------------------------------------------------------------------------
                               DOCUMENT RECEIPT

| |  I acknowledge receipt of a final copy of this Real Estate Purchase Contract
     dated                          bearing all signatures, between

                              (buyer) and                              (seller).
------------------------------            -----------------------------

SELLER                                    BUYER


-------------------------------------     --------------------------------------
Authorized Signature for Seller           Authorized Signature for Buyer

-------------------------------------     --------------------------------------
Print Name                                Print Name



| |  I personally caused a final copy of this Real Estate Purchase Contract
     dated                   bearing all signatures,  between

                              (buyer) and                              (seller),
------------------------------            -----------------------------
to be mailed on                         (date) by certified United States Mail,
return receipt attached, to   | | Buyer      | | Seller.

Sent by:

                    ADDENDUM #______/COUNTER OFFER #   2
                       REAL ESTATE PURCHASE CONTRACT

         This is an ADDENDUM/COUNTER OFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Referenced Date of July 16 ,1999 , including addenda and counter offers between Darwin Datwyler, as Buyer, and Dynatec International, Inc., as Seller on the property located at 3820 Great Lakes Dr., Salt Lake City, Utah 84120.

         The following terms are hereby incorporated as part of the REPC, and to the extent these terms modify or conflict with any provisions of the REPC, these terms shall control. All other terms of the REPC not modified shall remain the same.

         1.       The purchase price shall be $3,200,000.00.
         2. Buyer's obligation to close is specifically contingent upon the execution by Seller and Buyer of an absolute net lease for Seller's continued occupation of the property of a base rent figure of $0.532 per square foot/month for period of 20 years and other terms and condition acceptable to Buyer.

         3. The due diligence period shall be 75 days from offer acceptance and closing shall occur no later than 90 days from offer acceptance.

         | | Seller    | | Buyer shall have until     | | A.M. | | P.M. Mountain
Time,                  , 19   , to accept these terms in accordance with Section
23 of the REPC.  Unless so accepted, this offer shall lapse.

(IF COMPANY SELLER/BUYER)                   (IF INDIVIDUAL SELLER/BUYER)


Company name: Dynatec International         /s/
             -----------------------------  ------------------------------------
                                            (Seller's/Buyer's Signature)

By: Paul A. Boyer                            Darwin Datwyler
   ---------------------------------------  ------------------------------------
                                            (Print Seller's/Buyer's Name)

Its: SVP & CFO
    --------------------------------------

Address:
        ----------------------------------  ------------------------------------
                                            (Seller's/Buyer's Signature)
        ----------------------------------
                                            ------------------------------------
Phone:                                      (Print Seller's/Buyer's Name)
      ------------------------------------



                          ACCEPTANCE/REJECTION/COUNTER OFFER

CHECK ONE:  |X|  Acceptance:   | |Seller   | | Buyer hereby accepts these terms.

(IF COMPANY SELLER/BUYER)                   (IF INDIVIDUAL SELLER/BUYER)


Company name: DYNATEC INT'L                  /s/
             -----------------------------  ------------------------------------
                                            (Seller's/Buyer's Signature)

By: PAUL A. BOYER
   ---------------------------------------  ------------------------------------
                                            (Print Seller's/Buyer's Name)

Its:
SVP & CFO---------------------------------

Address:
        ----------------------------------  ------------------------------------
                                            (Seller's/Buyer's Signature)
        ----------------------------------
                                            ------------------------------------
Phone:                                      (Print Seller's/Buyer's Name)
      ------------------------------------

| | Rejection:  | |Seller | |Buyer  rejects these terms.

-------------------------          ------------   ------------
Initials                            Date             Time
| | Counter Offer:  | | Seller  | | Buyer presents as a counter offer the terms
set forth on the attached Counter Offer #      .

--------------------------------------------------------------------------------
                               DOCUMENT RECEIPT

| |  I acknowledge receipt of a final copy of this Real Estate Purchase Contract
     dated                          bearing all signatures, between

                              (buyer) and                              (seller).
------------------------------            -----------------------------

SELLER                                    BUYER


-------------------------------------     --------------------------------------
Authorized Signature for Seller           Authorized Signature for Buyer

-------------------------------------     --------------------------------------
Print Name                                Print Name



| |  I personally caused a final copy of this Real Estate Purchase Contract
     dated                   bearing all signatures,  between

                              (buyer) and                              (seller),
------------------------------            -----------------------------
to be mailed on                         (date) by certified United States Mail,
return receipt attached, to   | | Buyer      | | Seller.

Sent by:

                    ADDENDUM #______/COUNTER OFFER #___3___
                         REAL ESTATE PURCHASE CONTRACT

         This is an ADDENDUM/COUNTER OFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Referenced Date of July 22 ,1999 , including addenda and counter offers between Darwin Datwyler, as Buyer, and Dynatec International, Inc., as Seller on the property located at 3280 Great Lakes Dr., Salt Lake City, Utah 84120.

The following terms are hereby incorporated as part of the REPC, and to the extent these terms modify or conflict with any provisions of the REPC, these terms shall control. All other terms of the REPC not modified shall remain the same.

1.       The purchase price shall be $2,900,000.00.
2.       The annual absolute net rents shall be $330,000.00.
3. Closing shall take place no later than ten days following the receipt of an appraisal that is acceptable to the Lender.
4. At closing, the Seller shall issue to the Buyer $25,000.00 in unrestricted shares of stock with the NASDAQ symbol DYNX.
5. Upon execution of a lease agreement and loan commitment the Buyer shall deposit an additional $95,000.00 of earnest money. The entire earnest money, totaling $100,000.00 shall become non-refundable to Buyer except in the case of a Seller default.
6. Buyer must obtain a loan of no less than 2 million dollars & not more than 9 1/4%, repayable anytime during the term of the loan, in part or in full.



|_| Seller    |_| Buyer shall have until      | | A.M. | | P.M. Mountain Time,
                  , 19 , to accept these terms in accordance with Section 23 of the REPC. Unless so accepted, this offer shall lapse.


(IF COMPANY SELLER/BUYER)                   (IF INDIVIDUAL SELLER/BUYER)


Company name: DYNATEC INT'L                  /s/
             -----------------------------  ------------------------------------
                                            (Seller's/Buyer's Signature)

By: Frederick Volcansek, Sr.                 Darwin R. Datwyler
   ---------------------------------------  ------------------------------------
                                            (Print Seller's/Buyer's Name)

Its: CEO
    ---------------------------------

Address: 3280 W. Great Lakes Dr.
        ----------------------------------  ------------------------------------
         Salt Lake City, Utah 84120         (Seller's/Buyer's Signature)
        ----------------------------------
                                            ------------------------------------
Phone:  801-973-9500                        (Print Seller's/Buyer's Name)
      ------------------------------------



--------------------------------------------------------------------------------

                      ACCEPTANCE/REJECTION/COUNTER OFFER

CHECK ONE:      Acceptance:     Seller       Buyer hereby accepts these terms.

(IF COMPANY SELLER/BUYER)                   (IF INDIVIDUAL SELLER/BUYER)


Company name: DYNATEC INT'L
             -----------------------------  ------------------------------------
                                            (Seller's/Buyer's Signature)

By:
   ---------------------------------------  ------------------------------------
                                            (Print Seller's/Buyer's Name)

Its:
    ---------------------------------

Address: 3280 W. Great Lakes Dr.
        ----------------------------------  ------------------------------------
         Salt Lake City, Utah 84120         (Seller's/Buyer's Signature)
        ----------------------------------
                                            ------------------------------------
Phone:  801-973-9500                        (Print Seller's/Buyer's Name)
      ------------------------------------



Rejection:                         Seller   Buyer  rejects these terms.

--------------------------         --------------   ----------------
Initials                            Date             Time
Counter Offer:   Seller       Buyer  presents as a counter offer the terms set
forth on the attached Counter Offer #   .

--------------------------------------------------------------------------------
                               DOCUMENT RECEIPT

| |  I acknowledge receipt of a final copy of this Real Estate Purchase Contract
     dated                          bearing all signatures, between

                              (buyer) and                              (seller).
------------------------------            -----------------------------

SELLER                                    BUYER


-------------------------------------     --------------------------------------
Authorized Signature for Seller           Authorized Signature for Buyer

-------------------------------------     --------------------------------------
Print Name                                Print Name



| |  I personally caused a final copy of this Real Estate Purchase Contract
     dated                   bearing all signatures,  between

                              (buyer) and                              (seller),
------------------------------            -----------------------------
to be mailed on                         (date) by certified United States Mail,
return receipt attached, to   | | Buyer      | | Seller.

Sent by:

                       RESTRICTED STOCK PURCHASE AGREEMENT


November 4, 1999

DYNATEC INTERNATIONAL, INC.
Attn. Frederick W. Volcansek, Sr.,
Chairman and Chief Executive Officer
3820 Great Lakes Drive
Salt Lake City, Utah  84020

Gentlemen:

         The undersigned, FRE CORPORATION III, a California corporation ("Purchaser"), is the assignee of the rights and obligations of the undersigned, Darwin Datwyler ("Datwyler"), in and to that certain Real Estate Purchase Contract ("REPC") by and between Datwyler and Dynatec International, Inc., a Utah corporation ("Seller"), dated as of July 16, 1999, as supplemented by Addenda nos. 1, 2 and 3 to the REPC (unless more specifically stated, as used in this Agreement, the term REPC shall refer to the REPC together with each and all of the addenda thereto). Purchaser has acquired Datwyler's interests in the REPC solely for purposes of effectuating a tax-deferred exchange pursuant to Section 1031 of the U.S. Internal Revenue Code of 1986, as amended. Capitalized terms used but not specifically defined in this Agreement shall have the meanings set forth in the REPC.

         Paragraph 3 of Addendum No. 3 to the REPC provides that, as a material inducement to Datwyler for executing and delivering the REPC and performing thereunder, Seller is required, at closing, to "issue to [Datwyler] $25,000 in unrestricted shares of stock with the NASDAQ symbol DYNX."

         This letter is to amend the REPC to the extent that, in lieu of such $25,000 of unrestricted common stock of Seller, Datwyler and Purchaser will accept, in full satisfaction of such obligation, a total of Thirty-three Thousand Nine Hundred Forty-eight (33,948) shares of the restricted, newly issued shares of common stock of Seller (the "Shares"). Except to the extent specifically modified by this Agreement, the REPC shall not be affected and shall remain in full force and effect.

         Seller, Purchaser and Datwyler agree that the issuance of the Shares shall be subject to the following additional terms and conditions:

         1. The Shares will be issued, and physical certificates representing the Shares shall be delivered to Purchaser within four (4) business days after the closing of the purchase and sale of the Property, which is to take place on or about November 4, 1999, which Shares, upon issuance shall be fully paid and non-assessable. The issuance of the Shares, therefore, shall not be a condition to the closing of the purchase and sale of the Property, and the disbursement to

Seller of the proceeds therefor, after appropriate adjustment as set forth in the Seller's Final Closing Statement.

         2. In connection with the acquisition of the Shares by Datwyler (or by Purchaser solely as a facilitator to Datwyler of a Section 1031 exchange) of the Shares, Datwyler and/or Purchaser, as the case may be, hereby represent as follows:

                  a. Datwyler is the ultimate beneficial owner of the Shares, and is acquiring the Shares for his own account and not with a view to, or for resale in connection with, any distribution of such Shares.

                  b. Purchaser and Datwyler understand and agree that the Shares have not been and will not be registered under the Securities Act of 1933, as amended (the "Act"), or applicable state statutes, by reason of a specific exemption under the provisions of the Act which depends upon the representations in this Section 2.

                  c. Datwyler understands the merits, nature and financial risks of an investment in the Shares and is able to bear the financial risks thereof.

                  d. Datwyler has been accorded access (including the opportunity to ask questions of representatives of Seller and receive answers thereto) to information regarding Seller's business operations and financial condition and has been furnished with all financial and other information regarding Seller which he has requested and deemed necessary; he has examined the same or caused the same to be examined by his representatives; and he does not desire any further information or data concerning Seller.

                  e. Purchaser and Datwyler understand and agree that the Shares are "restricted securities" within the meaning of Rule 144 promulgated under the Act, and that any future sale or disposition of the Shares by Purchase or Datwyler may be subject to the terms of, reporting requirements and holding periods (which Seller represents is presently one year under Rule 144(d), although Seller makes no representation about any successor rule or regulation) set out in Rule 144 or other requirements of the Act (including registration of such securities) and the rules and regulations promulgated thereunder; consequently, Purchaser and Datwyler understand that they must bear the economic risk of owning the Shares for an indefinite period of time because the stock has not been registered under the Act and, therefore, cannot be sold unless it is subsequently registered under the Act (and any applicable state statutes) or an exemption from such registration is available.

                  f. Purchaser and Datwyler agree that Seller not permit the transfer of the Shares unless any request for transfer is accompanied by evidence satisfactory to Seller and its securities counsel that neither the sale nor the proposed transfer of the Shares will result in a violation of any applicable law, rule or regulation, federal or state, and they agree that they will not sell, transfer or otherwise dispose of the Shares without registration under the Act or exemption therefrom. Purchaser and Datwyler, for themselves and their heirs, personal representatives, successors and assigns, consent to the taking of any action or the imposition of any requirement reasonably intended by Seller or its securities counsel to prevent the disposition of any interest in the Shares that would appear to them to be inconsistent with any of my foregoing statements, to include without limitation the affixing to any certificates representing the Shares an appropriate restrictive legend and the issuance of "stop transfer" instructions to Seller's transfer agent and similar notations on its records.

                  g. In deciding to acquire the Shares, Datwyler has not relied on any representations, promises, or information, written or verbal, by any person. Datwyler has had access to reports filed by Seller with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, including without limitation Seller's Annual Report on Form 10-KSB for the year ended December 31, 1998, and the quarterly report on Form 10-QSB of Seller for the six months ended June 30, 1999.

                  h. Purchaser and Datwyler acknowledge that neither Seller nor any person acting on its behalf offered to sell the Shares by means of any form of general advertising.

         3. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without regard to choice of law principles. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original instrument that shall be enforceable against the parties actually executing such instrument. In lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof.

                                                     Very truly yours,



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                      [SIGNATURE PAGE FOLLOWS IMMEDIATELY]

                              FRE CORPORATION III,
                              a California corporation



Date:                                   By: /s/
     ---------------------                 -------------------------------------
                                           Elaine A. Westby, President




Date:                                       /s/
     ---------------------                 -------------------------------------
                                           Darwin Datwyler


Acknowledged and Agreed:


DYNATEC INTERNATIONAL, INC.




By:  /s/
   -------------------------------------
   Frederick W. Volcansek, Sr.,
   Chairman and Chief Executive Officer



Date:
     -----------------------------------